                                                            EXHIBIT 24.1

                                 GLOBAL CROSSING LTD.
                                 POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being an officer or director, or both, of GLOBAL CROSSING LTD. (the "Company"), in his capacity as set forth below, hereby constitutes and appoints ROBERT ANNUNZIATA as his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of up to 400,000,000 shares of common stock of the Company ("Common Stock"), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-4 and the Post-Effective Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-82657), to be filed with the Securities and Exchange Commission with respect to such Common Stock, to any and all amendments or supplements to such Registration Statement and such Post-Effective Amendment No. 1, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement and such Post-Effective Amendment No. 1; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

          IN WITNESS HEREOF, each of the undersigned has subscribed his or her name as of the 8th day of September, 1999.

/s/ Gary Winnick                        /s/ David L. Lee
_____________________________           _____________________________
Gary Winnick                            David L. Lee

/s/ Lodwrick M. Cook                    /s/ Jay R. Levine
_____________________________           _____________________________
Lodwrick M. Cook                        Jay R. Levine

/s/ Thomas J. Casey                     /s/ William P. Phoenix
_____________________________           _____________________________
Thomas J. Casey                         William P. Phoenix

/s/ Jack M. Scanlon                     /s/ Barry Porter
_____________________________           _____________________________
Jack M. Scanlon                         Barry Porter

/s/ Jay R. Bloom                        /s/ Bruce Raben
_____________________________           _____________________________
Jay R. Bloom                            Bruce Raben

/s/ Abbott L. Brown                     /s/ Michael R. Steed
_____________________________           _____________________________
Abbott L. Brown                         Michael R. Steed

/s/ Dan J. Cohrs                        /s/ Hillel Weinberger
_____________________________           _____________________________
Dan J. Cohrs                            Hillel Weinberger

/s/ William E. Conway
_____________________________
William E. Conway

/s/ Dean C. Kehler
_____________________________
Dean C. Kehler

/s/ Geoffrey J.W. Kent
_____________________________
Geoffrey J.W. Kent